SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 2, 2005

New World Restaurant Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27148	13-3690261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1687 Cole Boulevard

Golden, Colorado 80401

(Address of Principal Executive Offices) (Zip Code)

(303) 568-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02                                       ELECTION OF DIRECTOR

On June 7, 2005, New World Restaurant Company, Inc. (the “Company”) issued a press release announcing the election of James W. Hood as a Director to the Company’s Board, effective June 2, 2005. Mr. Hood, age 53, will also serve on the Compensation Committee. Since 2001, Mr. Hood co-founded and has headed a consulting firm specializing in marketing innovations. Prior to 2001, Mr. Hood served as CEO of The Greenfield Companies and Young & Rubicam – The Lord Group. He has also served in various other management roles for Young & Rubicam, The First Boston Corporation and Lehman Brothers Kuhn Loeb. Mr. Hood received an M.B.A. degree from Harvard Business School with an emphasis in Marketing and Finance.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(C)                                EXHIBITS

99.1                           Press release issued June 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW WORLD RESTAURANT GROUP, INC.

Date: June 7, 2005	/S/ RICHARD P. DUTKIEWICZ
Richard P. Dutkiewicz
Chief Financial Officer